PROMISSSORY NOTE
                                   (Revolving)

$2,500,000.00                                                   Phoenix, Arizona
                                                                May 5, 2005

     FOR VALUE RECEIVED, the undersigned GLOBAL AIRCRAFT SOLUTIONS, INC., FKA RENEGADE VENTURE CORPORATION, a Nevada corporation, and HAMILTON AEROSPACE TECHNOLOGIES, INC., a Delaware corporation (hereinafter collectively called "Borrower"), jointly and severally promise to pay to the order of *********** BANK, a banking corporation organized and existing under the laws of the State of Wisconsin (together with all subsequent holders of this Note, hereinafter called "Lender"), at*****************, Phoenix, Arizona 85012, or at such other place as Lender may from time to time designate in writing, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00), or so much as may be outstanding, plus interest (based on a 360-day year and charged on the basis of actual days elapsed) from the date hereof on the principal balance from time to time outstanding as hereinafter provided, principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America as follows:

          A. Interest shall accrue at the rate of three and one half (3.5%) per annum in excess of the Applicable LIBOR Rate (defined below). The interest rate on this indebtedness shall change from time to time on the effective date of, and in conformity with, changes in the Applicable LIBOR Rate. All accrued interest only shall be due and payable on the first day of each and every month commencing with the first month after the date of this Note. In addition, all accrued interest shall be due and payable on the last day of this Note. If a payment date falls on a Saturday, Sunday or a day that Lender's offices are closed for a holiday, the payment shall be deemed due in the next day which is not a Saturday, Sunday or a day that Lender's offices are closed for the holiday.

          B. The entire unpaid principal balance, all accrued and unpaid interest and all other sums payable hereunder shall be due and payable in full on April 30, 2006.

          C. In addition to accrued interest, repayments of principal shall be due and payable from time to time as required under the terms of the Loan Agreement, defined below.

     The principal balance of this Note represents a revolving credit all or any part of which may be advanced to Borrower, repaid by Borrower, and re-advanced to Borrower from time to time, subject to and only in accordance with the other terms, conditions and provisions hereof and the terms, conditions and provisions, contained in the Loan Agreement, defined below, and provided that the principal balance outstanding at any one time shall not exceed the face amount hereof.

          "Applicable LIBOR Rate" shall mean the U.S. Dollar rate (rounded upward to the nearest one-sixteenth of one percent) listed on page 3750 (i.e., the LIBOR Page) of the Telerate News Services titled British Association Interest Settlement Rates for a designated maturity of one(1) month, determined as of 11:00 a.m. London Time on the Determination Date. If the Telerate News Services publishes more than one(1) such LIBOR Rate, the average of such rates shall apply. If the Telerate News Services ceases to publish the LIBOR Rate, then the LIBOR Rate shall be determined from such substitute financial reporting service as Lender in its discretion shall determine. If requested by Lender, Borrower shall acknowledge in writing Borrower's agreement to such substitute financial reporting service designated by Lender, and if Borrower fails to so acknowledge Lender may declare immediately due and payable all principal then outstanding hereunder together with all interest then accrued and unpaid, and Lender shall have no further obligation to advance any funds to borrower under any of the Loan Documents.

          "Determination Date" shall mean (i) the day that is both a Eurodollar Business Day and a Business Day immediately preceding the date on which any portion of the loan evidenced by this Note is first advanced to or for the benefit of Borrower; and (ii) thereafter, the day that is both a Eurodollar Business Day and a Business Day immediately preceding each calendar month, or more frequently if elected by Lender.

          "Eurodollar Business Day" means any day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

          "Business Day" means any day other than a Saturday, Sunday, public holiday, or other day when commercial banks in Arizona are authorized or required to close.

          Borrower agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with this Note. No provision of this Note is intended to or shall require or permit Lender, directly or indirectly, to take, collect or receive in money, goods or in any other form, any interest (including amounts deemed by law to be interest) in excess of the maximum rate of interest permitted by applicable law. If any amount due from or paid by Borrower shall be determined by a court of competent jurisdiction to be interest in excess of such maximum rate, Borrower shall not be obligated to pay such excess and, if paid, such excess shall be applied against the unpaid principal balance of this Note, or if and to the extent that this Note has been paid in full, such excess shall be remitted to Borrower.

          If any amount required under this Note to be paid, including balloon payments and matured or accelerated amounts, is not paid within ten (10) days after the date it is due, than Borrower shall pay a "late charge" equal to five percent (5%) of the amount which was due to compensate Lender for administrative expenses and other costs of delinquent payments. This late charge may be assessed without notice, shall be immediately due and payable whether or not Lender undertakes an affirmative action to assess it, and shall be in addition to all other right and remedies available to Lender.

          All payments on this Note shall be applied first to the payment of any costs, fees or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal balance.

          This Note is issued pursuant to that Loan Agreement (the "Loan Agreement") of even date herewith between Borrower and Lender. This Note and the Loan Agreement, together with all other documents or instruments evidencing, securing, or executed or delivered in connection with the indebtedness evidenced by this Note, are hereinafter called the "Loan Documents." Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement, unless the context dictates otherwise.

          Time is of the essence of this Note. At the option of Lender, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable without notice upon the failure to pay any sum due and owing hereunder as provided herein if such failure continues for fifteen (15) days after written notice hereof to Borrower or upon the occurrence of any Event of Default, as defined in the Loan Agreement or any of the other Loan Documents.

          After maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest at that rate that is six percent (6%) above the rate that would otherwise be payable under the terms hereof. In the event of any court proceedings, court costs and attorney's fees shall be set by the court and not by jury, shall be included in any judgment obtained by the prevailing party, and, if the prevailing party is Lender, shall be secured by the Loan Documents.

          Failure of Lender to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

     Borrower, sureties, guarantors and endorsers hereof: (a) agree to be jointly and severally bound, (b) severally waive any homestead or exemption right against said debt, (c) severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, except Borrower does not waive any rights to notice prior to an acceleration and (d) consent that Lender may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person primarily liable hereon, and such consent shall not alter nor diminish the liability of any person.

     This note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Lender and their successors and assigns.

     All notices required or permitted in connection with this Note shall be given at the place and in the matter provided in the Loan Agreement for the giving of notices.

     This Note may be prepaid at any time without penalty.

     This Note shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF, these presents are executed as of the date first written above.

                                            GLOBAL AIRCRAFT SOLUTIONS, INC., FKA
                                            RENEGADE VENTURE CORPORATION, a
                                            Nevada corporation

                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                            WORLD JET CORPORATION, a Nevada
                                            corporation

                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________

                                            HAMILTON AEROSPACE TECHNOLOGIES,
                                            INC., a Delaware corporation

                                            By: _______________________________
                                            Name: _____________________________
                                            Title: ____________________________
                                                                     BORROWER